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                                                                EXHIBIT 10.16


                               SECURITY AGREEMENT

                 THIS SECURITY AGREEMENT (this "Agreement") is made this 5th day of October, 1995, by FALCONITE, INC., an Illinois corporation ("Borrower"), in favor of CITIZENS BANK & TRUST COMPANY OF PADUCAH ("Secured Party").

                                  WITNESSETH:

                 WHEREAS, Borrower and Secured Party are herewith entering into that certain Revolving Credit and Term Loan Agreement dated the date hereof (as the same may from time to time be amended, modified, extended or renewed, the "Loan Agreement"; all capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings ascribed to them in the Loan Agreement); and

                 WHEREAS, as a condition precedent to Secured Party entering into the Loan Agreement, Secured Party has required that Borrower execute and deliver this Agreement to Secured Party; and

                 WHEREAS, in order to induce Secured Party to enter into the Loan Agreement, Borrower has agreed to execute and deliver this Agreement to Secured Party;

                 NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby covenants and agrees with Secured Party as follows:

                 1. Defined Terms. Unless the context otherwise requires, the following terms as used in this Agreement shall have the following meanings:

                 "Account Debtor" shall have the meaning assigned to such term in Section 5(d) hereof.

                 "Accounts" shall have the meaning assigned to such term in the UCC.

                 "Agreement" shall have the meaning assigned to such term in the preamble hereof.

                 "Books and Records" shall have the meaning assigned to such term in Section 2(j) hereof.

                 "Borrower" shall have the meaning assigned to such term in the preamble hereof.

                 "Chattel Paper" shall have the meaning assigned to such term in the UCC.

                 "Collateral" shall have the meaning assigned to such term in
Section 2 hereof.
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                 "Equipment" shall have the meaning assigned to such term in the UCC.

                 "Event of Default" shall have the meaning assigned to such term in Section 7 hereof.

                 "Fixtures" shall have the meaning assigned to such term in the UCC.

                 "General Intangibles" shall have the meaning assigned to such term in the UCC.

                 "Goods" shall have the meaning assigned to such term in the UCC.

                 "Instruments" shall have the meaning assigned to such term in the UCC.

                 "Inventory" shall have the meaning assigned to such term in the UCC.

                 "Lease" and "Leases" shall have the respective meanings assigned to such terms in Section 4(a) hereof.

                 "Lease Payments" shall have the meaning assigned to such term in Section 4(a) hereof.

                 "Loan Agreement" shall have the meaning assigned to such term in the preamble hereof.

                 "Loan Documents" shall have the meaning assigned to such term in the Loan Agreement.

                 "Secured Party" shall have the meaning assigned to such term in the preamble hereof.

                 "UCC" shall mean the Uniform Commercial Code in effect in the Commonwealth of Kentucky, as amended, except as the Uniform Commercial Code of other states shall govern lien perfection in those states.

                 2. Grant of Security Interest. For value received, Borrower hereby sells, assigns, transfers, conveys and mortgages to Secured Party, and grants Secured Party a continuing security interest in, all assets of Borrower, including, without limitation, those assets and properties of Borrower of the types described below, wherever located, however arising or created, and whether now owned or existing or hereafter arising, created or acquired (collectively, the "Collateral"):





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                 (a)      all Accounts, including, without limitation (and
                          regardless of whether the same fall within the definition of Accounts), all accounts, lease payments, rental payments, lease rights, contract rights and other forms of obligation and other rights to the payment of money, and all goods whose sale, lease, rental or other disposition by Borrower have given rise to Accounts and have been returned to or repossessed or stopped in transit by Borrower;

                 (b) all Chattel Paper, including, without limitation (and regardless of whether the same fall within the definition of Chattel Paper), all leases, rental agreements, installment sale agreements, conditional sale agreements and other chattel paper relating to or arising out of the sale, rental, lease or other disposition of any of the assets and properties of Borrower;

                 (c) all Equipment, including, without limitation (and regardless of whether the same fall within the definition of Equipment), all equipment, machinery, motor vehicles, trucks, tractors, trailers, furniture, appliances, furnishings, tools, dies, jigs and other tangible personal property;

                 (d)      all Fixtures;

                 (e) all Inventory, including, without limitation (and regardless of whether the same fall within the definition of Inventory), all goods held for sale or lease or furnished or to be furnished under contracts of service, raw materials, work in process, finished goods, supplies, goods, incidentals, office supplies and packaging and shipping materials as well as all returns of such Inventory;

                 (f)      all Goods;

                 (g)      all Instruments;

                 (h) all General Intangibles, including, without limitation (and regardless of whether the same fall within the definition of General Intangibles), all contract rights, choses in action, causes of action, corporate and other business records, inventions, designs, patents, patent applications, trademarks, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, tax refunds, rights to tax refunds, claims under





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                          guaranties, security interests or other
                          security held or granted to secure payment of contracts by Account Debtors, all rights to indemnification and all other intangible property of every kind and nature;

                 (i) all Instruments, documents, Chattel Paper, Goods, moneys, securities, drafts and other property of Borrower now in the possession of and/or at any time and from time to time hereafter delivered to Secured Party or its agents, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of Borrower's deposits (general or special), balances, sums, proceeds and credits with, and any of its claims against, Secured Party, at any time existing, together with the increases and profits received therefrom and the proceeds thereof, including insurance payable because of loss or damage thereto and all "deposit accounts", as such term is defined in the UCC;

                 (j) all books, records, files, computer programs, data processing records, computer software, documents and other information, property or general intangibles, at any time evidencing, describing or pertaining to, and all containers and packages for, the property described or referred to in Subsections (a) through
                          (i) above (collectively, the "Books and Records");

                 (k) all accessories, attachments and other additions to, substitutes and replacements for, and improvements of, such property described or referred to in Subsections (a) through (i) above, together with all tools, parts and appurtenances now or at any time used in connection therewith; and

                 (l) all products and proceeds (as defined in the UCC) of any of the property described above in any form, and all proceeds of such proceeds, including, without limitation, all cash and credit balances, all payments under any indemnity, warranty or guaranty with respect to any of such property, all awards for taking by eminent domain, all proceeds of fire or other insurance, including any refunds of unearned premiums in connection with any cancellation, adjustment or termination of any insurance policy, all proceeds obtained as a result of any legal action or proceeding with respect to any of such property, and claims by Borrower





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                          against third parties for loss or damage to, or
                          destruction of, any of such property;

to secure the payment of all of the present and future Obligations of Borrower.

                 3. Representations and Covenants of Borrower. Borrower hereby represents and warrants to Secured Party, and covenants and agrees with Secured Party, that:

                 (a) Borrower is and will remain a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois;

                 (b) Borrower has full corporate power and authority to borrow money and obtain letters of credit from Secured Party and to grant to Secured Party the security interest in the property hereby stated to be granted;

                 (c) the officer(s) of Borrower executing this Agreement have been duly elected and qualified and have been duly authorized and empowered to execute, deliver and perform the terms of this Agreement on behalf of Borrower;

                 (d) the execution, delivery and performance of this Agreement by Borrower do not and will not violate any of the terms or provisions of the Articles of Incorporation or By-Laws of Borrower;

                 (e) the execution, delivery and performance of this Agreement by Borrower do not and will not violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Borrower or the terms of any indenture, agreement, document, instrument or undertaking to which Borrower is a party or by which it is bound;

                 (f) Borrower's chief executive office and principal place of business and the location of the only office where it keeps its Books and Records is that given at the end of this Agreement and all other places of business of Borrower are listed on Exhibit A attached hereto and incorporated herein by reference; and Borrower's registered office in the Commonwealth of Kentucky is located at 2525 Wayne Sullivan Drive, Paducah, Kentucky 42003;

                 (g) unless otherwise consented to in writing by Secured Party, all of the Collateral (other than Inventory which is in the possession of a lessee under a Lease) (i) is and will be kept solely at Borrower's principal place of business or at one of the other locations of Borrower listed on Exhibit A attached hereto and incorporated herein by reference (if mobile equipment or equipment of a type normally used in more than one location, remaining there





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when not in use), (ii) will not be attached or affixed in any manner to or become a part of any real estate or other personal property apart from other items of the Collateral and (iii) is in the exclusive possession and control of Borrower;

                 (h) Borrower is, or, as to Collateral acquired after the date hereof, will be, the sole and absolute owner of the Collateral, free and clear of any and all liens, claims, security interests and encumbrances of any kind or nature whatsoever other than the security interest granted hereby and other Permitted Liens, and Borrower will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein;

                 (i) no financing statement (other than any filed on behalf of Secured Party or any filed with respect to Permitted Liens) covering any of the Collateral is or will be on file in any public office at any time during the term of this Agreement;

                 (j) Borrower will not, without the prior written consent of Secured Party, sell, transfer, lease or otherwise dispose of or offer to dispose of any of the Collateral or any interest therein (other than Leases entered into by Borrower in the ordinary course of its business and sales of Inventory by Borrower in the ordinary course of its business);

                 (k) Borrower will at all times keep the Collateral consisting of Inventory or Equipment or cause the Collateral consisting of Inventory or Equipment to be kept in first class order and repair, excepting any loss, damage or destruction which is fully covered by proceeds of insurance, and will not use the Collateral or permit the Collateral to be used in violation of any law, rule, regulation, ordinance or insurance policy;

                 (l) Borrower will pay promptly when due all taxes and assessments on the Collateral or for its use or operation or upon this Agreement or any of the Borrower's Obligations or with respect to the perfection of any security interest or other lien hereunder (except as otherwise provided by law);

                 (m) Borrower will at all times keep all of the Collateral of an insurable nature insured or cause all of the Collateral of an insurable nature to be insured against loss, damage, theft and other risks, in such amounts, with such companies and under policies in such form, all as shall be satisfactory to Secured Party. Such policies of insurance shall contain an endorsement acceptable to Secured Party naming Secured Party as loss payee as its interests may appear. Such endorsement, or an independent instrument furnished to Secured Party, shall provide that the insurance companies will give Secured Party at least thirty (30) days written notice before any such policy or policies of insurance shall be amended or cancelled and that no act or





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default of Borrower, any lessee under any Lease or any other person shall affect the right of Secured Party to recover under such policy or policies of insurance in the event of any loss of or damage to any of the Collateral. Borrower hereby directs all insurers under such policies of insurance to pay all proceeds payable thereunder directly to Secured Party as its interest may appear. So long as no Event of Default under this Agreement and no event which with the passage of time or the giving of notice or both would constitute an Event of Default under this Agreement has occurred and is continuing, all insurance proceeds received by Secured Party on account of any loss of or damage to any of the Collateral involving a total claim of less than $25,000.00, after deducting therefrom the reasonable charges and expenses paid or incurred in connection with the collection and disbursement of said proceeds, may, at the option of Borrower, either be used and applied for the sole purpose of paying the cost of repair, restoration or replacement of the Collateral damaged or destroyed, or be applied to the payment of the Borrower's Obligations in such order and manner as Secured Party may elect. All insurance proceeds received by Secured Party on account of any loss of or damage to any of the Collateral involving a total claim in an amount equal to or in excess of $25,000.00, after deducting therefrom the reasonable charges and expenses paid or incurred in connection with the collection and disbursement of said proceeds, shall be applied to the payment of the Borrower's Obligations in such order and manner as Secured Party may elect unless otherwise consented to in writing by Secured Party. If any Event of Default under this Agreement or any event which with the passage of time or the giving of notice or both would constitute an Event of Default under this Agreement has occurred and is continuing, all insurance proceeds received or held by Secured Party on account of any loss of or damage to any of the Collateral, after deducting therefrom the reasonable charges and expenses paid or incurred in connection with the collection and disbursement of said proceeds, shall be applied to the payment of the Borrower's Obligations in such order and manner as Secured Party may elect unless otherwise consented to in writing by Secured Party. Borrower irrevocably makes, constitutes and appoints Secured Party (and all officers, employees or agents designated by Secured Party) as Borrower's true and lawful attorney (and agent-in-fact) for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing the name of Borrower on any check, draft, instrument or other item of payment of the proceeds of such policies of insurance and for making all determinations and decisions with respect to such policies of insurance. In the event Borrower at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above or to pay any premium in whole or in part relating thereto, then Secured Party, without waiving or releasing any obligation or default by Borrower hereunder, may at any time or times thereafter (but shall be under no obligation to do so) obtain and maintain such policies of insurance and pay such premium and take any other action with respect thereto which





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Secured Party deems advisable.  All sums so disbursed by Secured Party, including, without limitation, reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be part of the Borrower's Obligations, payable by Borrower to Secured Party on demand;

                 (n) Borrower will permit Secured Party to examine, inspect and/or audit the Collateral or any part thereof, wherever located, at any reasonable time or times;

                 (o) Borrower will not (i) change the location of its principal place of business and chief executive office, (ii) change the location of any of its other places of business, (iii) establish any additional places of business, (iv) change its registered office in the Commonwealth of Kentucky, (v) change the location of any of its Books and Records, unless (A) such office or location is located within the continental United States of America and (B) Borrower gives Secured Party thirty (30) days prior written notice of the same, and, prior to making any such change or establishing any such new location, Borrower agrees to execute or obtain any and all additional Uniform Commercial Code financing statements, mortgagee waivers, bailee waivers, landlord waivers, warehousemen waivers and other documents or notices as may be required by Secured Party;

                 (p) as of the date of this Agreement, none of the Collateral (including, without limitation, none of the Collateral which is in the possession of a lessee under a Lease) is situated at any location other than (A) Borrower's principal place of business, (B) one of the other locations of Borrower listed on Exhibit A attached hereto and incorporated herein by reference or (C) one of the jurisdictions listed on Exhibit B attached hereto and incorporated herein by reference; provided, however, that it shall not be a breach of this representation and warranty if (1) the aggregate fair market value of all of the Collateral not so located does not exceed the sum of $200,000.00 and (2) Borrower does not now have notice or actual knowledge that any of the Collateral is not so located. Borrower will, within five (5) days after the date thereof, notify Secured Party in writing of any Collateral (including, without limitation, any Collateral which is in the possession of a lessee under a Lease) which is or becomes located at any location other than
(A) Borrower's principal place of business, (B) one of the other locations of Borrower listed on Exhibit A attached hereto and incorporated herein by reference or (C) one of the jurisdictions listed on Exhibit B attached hereto and incorporated herein by reference; provided, however, that Borrower's failure to comply with the provisions of this sentence shall not constitute an Event of Default under this Agreement if (1) the aggregate fair market value of all Collateral so located and with respect to which Borrower has not timely given Secured Party the required notice does not exceed the sum of $200,000.00 and (2) Borrower gives Secured Party the required notice within





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five (5) days after Borrower obtains notice or actual knowledge of any
Collateral being so located;

                 (q) if any Event of Default under this Agreement or any event which with the passage of time or the giving of notice or both would constitute an Event of Default under this Agreement has occurred and is continuing, if requested by Secured Party, Borrower will immediately (i) conspicuously mark each original of each Lease with the following legend "THIS LEASE HAS BEEN ASSIGNED BY FALCONITE, INC. TO CITIZENS BANK & TRUST COMPANY OF PADUCAH, PURSUANT TO A SECURITY AGREEMENT DATED OCTOBER 5, 1995" and deliver a copy of each Lease (as so marked) to Secured Party and/or (ii) deliver possession of all originals of each of the Leases to Secured Party, as requested by Secured Party;

                 (r) if any Event of Default under this Agreement or any event which with the passage of time or the giving of notice or both would constitute an Event of Default under this Agreement has occurred and is continuing, if requested by Secured Party, Borrower will immediately assign to Secured Party (pursuant to Uniform Commercial Code assignments in recordable form) all Uniform Commercial Code financing statements relating to Inventory which is subject to a Lease and which have been signed by the lessee(s), as debtor(s), in favor of Borrower, as secured party;

                 (s) if any of the Accounts is evidenced by a promissory note or other Instrument, Borrower will, unless Secured Party otherwise agrees in writing, endorse such promissory note or other Instrument "Pay to the order of Citizens Bank & Trust Company of Paducah" and deliver the original(s) of such promissory note or other Instrument to Secured Party;

                 (t) Borrower will from time to time, at its own expense, execute, deliver and file such Uniform Commercial Code financing and continuation statements and such amendments thereto and such other agreements, documents and instruments and do such other acts and things as may be necessary or as Secured Party may from time to time request, to establish and maintain a valid and perfected first priority security interest in the Collateral in favor of Secured Party (subject only to Permitted Liens) to secure the payment of the Borrower's Obligations, including, without limitation, the execution and filing of applications for certificates of title naming Secured Party as first lienholder and the delivery of the originals of such certificates of title to Secured Party. Borrower hereby authorizes Secured Party to file one or more Uniform Commercial Code financing or continuation statements or amendments thereto relating to all or any part of the Collateral without the signature of Borrower where permitted by law; provided, however, that nothing in this Agreement shall relieve Borrower of its obligation to file all necessary Uniform Commercial Code financing and continuation statements and amendments thereto in order to





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perfect and protect the security interest granted to Secured Party under this
Agreement;

                 (u)      Borrower will reimburse Secured Party upon demand for
(A) all costs and expenses incident to perfecting, maintaining or terminating the security interest granted hereby, including filing and recording fees, fees for obtaining and transferring certificates of title and all taxes and legal and other out-of-pocket fees and expenses paid or incurred by Secured Party in connection with any of the foregoing and (B) all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred by Secured Party in seeking to collect or enforce any rights under this Agreement or incurred by Secured Party in seeking to collect or enforce any of the Borrower's Obligations;

                 (v) Borrower does not now and will not any time during the term of this Agreement conduct business under any fictitious business name or trade name;

                 (w) Borrower will from time to time, as Secured Party may request, prepare and deliver to Secured Party at Borrower's expense (i) schedules identifying each Account and each Lease and (ii) such additional schedules, certificates, test verifications and reports respecting the Collateral, the Leases and the proceeds thereof as Secured Party may request. Any such schedule, certificate or report shall be executed by a duly authorized officer of Borrower and shall be in such form and detail as Secured Party may specify. Any such schedule identifying any Account shall be accompanied (if Secured Party so requests) by the originals or true and correct copies (as Secured Party requests) of the invoice and other documents evidencing such Account and evidence of shipment or performance;

                 (x) based on the locations of Borrower's offices and places of business and the location of the Collateral (including, without limitation, any Collateral which is in the possession of a lessee under a Lease), Exhibit C attached hereto and incorporated herein by reference sets forth a complete list of all of the offices where Uniform Commercial Code financing statements must be filed in order to perfect the Secured Party's security interest in the Collateral to the extent such security interest can be perfected by the filing of Uniform Commercial Code financing statements under the Uniform Commercial Codes of the applicable states;

                 (y) as of the date hereof, the fair market value of all of the Collateral located in the State of Tennessee does not exceed Seven Percent (7.0%) of the total fair market value of all of the Collateral. Borrower will not, without the prior written consent of Secured Party (which consent shall not be unreasonably withheld) permit the fair market value of all of the





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Collateral located in the State of Tennessee to at any time exceed Seven
Percent (7.0%) of the total fair market value of all of the Collateral;

                 (z) there has been no change in the name of Debtor, or the name under which Debtor conducts its business, within the five (5) years preceding the date of execution of this Agreement. Borrower will give Secured Party thirty (30) days' advance written notice prior to changing its name and, prior to making any such change, Borrower agrees to execute and/or obtain any and all additional financing statements and other documents or notices as may be required by Secured Party; and

                 (aa) Borrower will not use the Collateral illegally and, whenever any of the Collateral includes obligations of third parties to Borrower, such Collateral shall conform to the requirements of all applicable federal and state consumer credit and/or leasing laws and other applicable laws and Borrower shall hold Secured Party harmless and indemnify Secured Party for any costs, losses or expenses incurred by Secured Party, including, without limitation, attorneys' fees and expenses, arising from any illegality in connection with the Collateral.

                 4. Assignment of Leases. (a) Borrower hereby assigns, transfers and sets over unto Secured Party all of Borrower's now owned and/or hereafter acquired right, title and interest in, to and under any and all present and future leases agreements and rental agreements under which Borrower is the lessor (hereinafter individually referred to as a "Lease" and collectively referred to as the "Leases"). From and after the occurrence of any Event of Default under this Agreement, (i) Secured Party shall have the immediate and exclusive right to (A) notify the lessee(s) under the Leases that the Leases have been assigned to Secured Party and to receive and collect all rents and other sums payable to or receivable by Borrower from the lessee(s) under or pursuant to the provisions of the Leases, whether as rent, late fees, interest, casualty payments, indemnity payments, liquidated or unliquidated damages or otherwise (such moneys being hereinafter collectively referred to as the "Lease Payments") and (B) receive possession of the Inventory subject to the Leases upon the expiration, termination or cancellation of the Leases and
(ii) Secured Party shall have the immediate and exclusive right to make all agreements, grant all waivers, give all notices, consents and releases, take all actions upon the occurrence of any default or event of default under any of the Leases and to do any and all other acts and things whatsoever which Borrower is or may become entitled to do under the Leases, including, without limitation, the right, power, privilege and authority to (A) enforce payment of any and all sums of money payable under or with respect to the Leases, (B) enforce the due and prompt performance by any Person obligated to Borrower of each and every term, provision, covenant and condition contained in the Leases,
(C) institute any suit, action





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or other proceeding at law or in equity to enforce the Leases and (D) enforce any right or remedy which Borrower has or may have or be entitled to under the provisions of the Leases.

                 (b) This Agreement shall not transfer to or impose upon Secured Party or subject Secured Party to any of the obligations, duties, warranties, covenants, undertakings or liabilities of Borrower to any person under the terms of any of the Leases, and this Agreement shall not affect, modify, relieve or release Borrower from any of its obligations, duties, warranties, covenants, undertakings and/or liabilities under the terms of any of the Leases, it being understood that, notwithstanding this Agreement, all of such obligations, duties, warranties, covenants, undertakings and liabilities of Borrower under or with respect to the Leases shall be and remain enforceable by the parties thereto against, and only against, Borrower and not against Secured Party, it being further understood that this Agreement is executed as security for the Borrower's Obligations, and that Secured Party has not assumed and shall not be deemed to have assumed any of the Leases or any obligation, duty or liability of Borrower thereunder.

                 (c) Borrower agrees that this assignment is irrevocable, and Borrower will not, while this assignment is in effect, assign any of the present or future rentals or other payments, revenues or income under any of the Leases to any other Person; and any such assignment inconsistent herewith shall be void. Borrower covenants and agrees to perform all of its obligations and duties under the Leases and to pay all expenses of collecting all sums due Borrower under the Leases whether incurred by Borrower or Secured Party.

                 (d) The costs of collection and enforcement of the Leases, including, without limitation, attorneys' fees and expenses, shall be borne solely by Borrower whether the same are incurred by Secured Party or by Borrower. Borrower will keep and maintain at its expense satisfactory and complete records of the Leases, including, without limitation, a record of all payments received, all credits granted thereon and all other dealings therewith.

                 5.       Collection, Preservation and Disposition of
                          Collateral.

                 (a) So long as no Event of Default under this Agreement and no event which with the passage of time or the giving of notice or both would constitute an Event of Default under this Agreement has occurred and is continuing, Borrower may have possession of the Equipment and use the same in any lawful manner not inconsistent with this Agreement or any policy of insurance covering any of the Equipment.

                 (b) So long as no Event of Default under this Agreement and no event which with the passage of time or the giving of notice





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
or both would constitute an Event of Default under this Agreement has occurred and is continuing, Borrower may, in the ordinary course of its business, at its own expense, sell, lease or furnish under contracts for service any of the Inventory normally held by Borrower for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by Borrower for such purpose.

                 (c) Borrower covenants and agrees to, at its own expense, use its best efforts to collect, as and when due, all amounts due with respect to Accounts and Lease Payments.

                 (d) So long as no Event of Default under this Agreement and no event which with the passage of time or the giving of notice or both would constitute an Event of Default under this Agreement has occurred and is continuing, Borrower may grant, in the ordinary course of business, to any party obligated on any Account or any Lease Payment (an "Account Debtor"), any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Account or Lease Payment. From and after the occurrence of any Event of Default under this Agreement, Secured Party may notify any Account Debtor to make payment to Secured Party (or to a lock box or bank account controlled by Secured Party) of all amounts due or to become due under any Account or Lease Payment and enforce collection of any of the Accounts and/or Lease Payments by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby, all without releasing Borrower from any of its obligations to Secured Party. Upon request of Secured Party (which request may be made only after the occurrence of an Event of Default under this Agreement), Borrower will, at its own expense, notify each Account Debtor to make payment to Secured Party (or to a lock box or bank account controlled by Secured Party, as directed by Secured Party) of any amounts due or to become due under all Accounts and Lease Payments.

                 (e) Borrower covenants and agrees to forthwith upon receipt deposit into Borrower's Operating Account at Secured Party in precisely the form received all cash, checks, drafts, chattel paper and other instruments or writings for the payment of money (properly endorsed, where required) which may be received by Borrower at any time in full or partial payment or otherwise as proceeds of any of the Collateral (including, without limitation, all collections of Accounts and/or Lease Payments).

                 6. Additional Actions by Secured Party. Secured Party, at its option, may from time to time perform any agreement of Borrower hereunder which Borrower shall fail to perform and take any other action which Secured Party deems necessary for the maintenance or preservation of any of the Collateral or its interest therein (including, without limitation, the discharge of taxes or liens of any kind against the Collateral or the procurement of insurance or the payment of warehousing charges, landlord's bills or other charges), and Borrower agrees to forthwith reimburse Secured Party for all costs and expenses incurred by Secured Party in connection with the foregoing, together with interest thereon at a rate per annum equal to the lesser of Two Percent (2%) over and above the Prime Rate (as defined in the Loan Agreement) (which interest rate shall fluctuate as and when said Prime Rate shall change) or the highest rate allowed by law from the date incurred until reimbursed by Borrower. Secured Party may for the foregoing purposes act in its own name or that of Borrower and may also so act for the purposes of adjusting, settling or cancelling any policy of insurance on the Collateral or endorsing any draft received in connection therewith, in payment of a loss or otherwise, for all of which purposes Borrower hereby grants to Secured Party its power of attorney, irrevocable during the term of this Agreement.

                 7. Defaults. The occurrence of any of the following events or conditions shall constitute an "Event of Default" hereunder: (a) non-payment of any principal of, interest on or other amount with respect to any of the Borrower's Obligations as and when the same shall become due and payable, whether by reason of demand, maturity, acceleration or otherwise; (b) default by Borrower in the due performance or observance of any of the terms, provisions, covenants or agreements contained in Sections 3(g), 3(h), 3(i), 3(j), 3(m), 3(n), 3(o), 3(p), 3(q), 3(r), 3(t), 3(v), 3(w), 3(z), 3(aa) or 4(c)
of this Agreement; (c) default by Borrower in the due performance or observance of any of the other terms, provisions, covenants or agreements contained in this Agreement and any such default shall remain unremedied for ten (10) days after the earlier of (i) written notice of default is given to Borrower by Secured Party or (ii) an officer of Borrower obtaining knowledge of such default; (d) any representation or warranty made by Borrower in this Agreement shall prove to be untrue or incorrect in any material respect; or (e) any "Event of Default" (as defined therein) shall occur under or within the meaning of the Loan Agreement.

                 8.       Remedies.  Upon the occurrence of any Event of
Default: (a) notwithstanding any provision contained in the Loan Agreement or any of the other Loan Documents to the contrary, Secured Party may, at its option, declare that the obligation of Secured Party to make Loans under the Loan Agreement and/or to issue Letters of Credit under the Loan Agreement have terminated, whereupon such obligations of Secured Party shall be immediately and forthwith terminated, and Secured Party may, at its option, declare the entire outstanding principal balance of and all accrued and unpaid interest on the Notes and all of the other Loans under the Loan Agreement and all of the other Borrower's Obligations to be forthwith due and payable, whereupon all of the unpaid principal balance of and all accrued and unpaid interest on the Notes and all of the other Loans under the Loan Agreement and all such other Borrower's Obligations shall become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower; (b) whether or not any or all of the Borrower's Obligations are declared to be forthwith due and payable, Secured Party shall have the right to take immediate possession of the Collateral covered hereby, and, for that purpose may pursue the same wherever said Collateral may be found, and may enter upon any of the premises of Borrower with or without force or process of law, wherever said Collateral may be or may be supposed to be, and search for the same, and, if found, take possession of and remove and sell and dispose of said Collateral, or any part thereof; (c) Secured Party may, at its option, notify any lessee under any Lease and any Account Debtor with respect to any Account to make all payments of rent and other amounts under the Leases and the Accounts directly to Secured Party and demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose and realize on the Leases and the Accounts and all amounts due under the Leases and the Accounts as Secured Party may determine; (d) Secured Party may, at its option, exercise such of the other rights and remedies accruing to a secured party under the Uniform Commercial Code of the relevant state or states and any other applicable law upon default by a debtor as Secured Party may elect; and (e) Secured Party may, at its option, enter, with or without process of law and without breach of the peace, any premises where the Books and Records of Borrower are or may be located, and without charge or liability on the part of Secured Party therefor seize and remove said Books and Records from said premises or remain upon said premises and use the same for the purpose of collecting, preparing and disposing of the Collateral and/or for the purpose of identifying and locating any of the Collateral. Borrower shall, upon Secured Party's request, assemble the Collateral and make the Collateral available to Secured Party at any place designated by Secured Party which is reasonably convenient to Borrower.

                 9. Foreclosure. Foreclosure on the Collateral covered hereby may be had at public or private sale or sales, disposing of such portion or portions of the Collateral at each such sale, for cash or on credit, on such terms, at such place or places, and with or without the Collateral being present at such sale, all as Secured Party in its sole and absolute discretion shall determine from time to time. In the case of public sale, notice thereof shall be deemed and held to be adequate and reasonable if such notice shall appear three (3) times in a newspaper published in the City or County wherein the sale is to be held, the first such publication being at least ten (10) days before such sale and the last such publication being not more than three (3) days before such sale. In the case of a private sale, notice thereof shall be deemed and held to be adequate and reasonable if such notice shall be mailed to Borrower at its last known address at least ten (10) days before such sale. The enumeration of these methods of notice shall not be deemed or construed to render unreasonable any other method of notice which would otherwise be reasonable under the circumstances.

                 10. Application of Proceeds and Deficiency. Secured Party may apply the net proceeds of any sale, lease or other disposition of any of the Collateral or of any other collection of the proceeds of any of the Collateral, after deducting all costs and expenses of every kind incurred therein or incidental to the retaking, holding, preparing for sale, selling, leasing or the like of the Collateral on Borrower's premises, or elsewhere, or in any way related to Secured Party's rights hereunder (including, without limitation, attorneys' fees and expenses, court costs, bonds and other legal expenses, insurance, security guard and alarm expenses incurred in connection with the holding of the Collateral, advertisements of sale of the Collateral, and rental and utilities expense on the premises or elsewhere in connection with storage and sale of the Collateral) to the payment, in whole or in part, of the Borrower's Obligations, whether due or not due, absolute or contingent, and only after payment by Secured Party of any other amounts required by any existing or future provision of law (including Section 9-504(1)(c) of the Uniform Commercial Code or any comparable statutory provision of any jurisdiction in which any of the Collateral may at the time be located) need Secured Party account to Borrower for the surplus, if any. The proceeds of any sale(s), lease(s) or other disposition(s) of any of the Collateral and/or of any collection(s) of any of the Collateral shall be applied by Secured Party to the payment or prepayment of the Borrower's Obligations in such order and manner as Secured Party may elect; and any surplus remaining after the payment of all of the Borrower's Obligations in full shall be paid to Borrower or to whomsoever may be lawfully entitled thereto. Borrower shall remain liable to Secured Party for the payment of any deficiency, with interest.

                 11. Secured Party's Care of Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if it takes such action for that purpose as Borrower requests in writing, but failure of the Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Secured Party to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by Borrower, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

                 12. Amendments; Waivers; Remedies Cumulative. No delay on the part of Secured Party in the exercise of any right hereunder shall operate as a waiver thereof and no single or partial exercise by Secured Party of any right shall preclude other or further exercise thereof or the exercise of any other right. Each and every right granted to Secured Party hereunder, under the Loan Agreement and under the other Loan Documents, or at law or in equity, shall be deemed cumulative and may be exercised from time to time. Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver whatsoever shall be valid unless in writing and signed by Secured Party, and then only to the extent therein set forth. A waiver by Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Secured Party would otherwise have on any future occasion. This Agreement may not be amended except by a writing duly signed by Borrower and Secured Party. The headings of the paragraphs hereof shall not be considered in the construction or interpretation of this Agreement.

                 13. Durable Power of Attorney. Borrower hereby makes, constitutes and appoints Secured Party the true and lawful agent and attorney-in-fact of Borrower with full power of substitution (a) if an Event of Default has occurred, to receive, open and dispose of all mail addressed to Borrower relating to the Collateral, (b) if an Event of Default has occurred, to notify and direct the United States Post Office authorities by notice given in the name of Borrower and to sign on behalf of Borrower, to change the address for delivery of all mail addressed to Borrower relating to the Collateral to an address to be designated by Secured Party, and to cause such mail to be delivered to such designated address where Secured Party may open all such mail and remove therefrom any notes, checks, acceptances, drafts, money orders or other instruments included in the Collateral in which Secured Party has a security interest under the terms of this Agreement, with full power to endorse the name of Borrower upon any such notes, checks, acceptances, drafts, money orders, instruments or other documents relating to the Collateral or security of any kind and to effect the deposit and collection thereof, and Secured Party shall have the further right and power to endorse the name of Borrower on any documents relating to the Collateral, (c) to sign the name of Borrower to drafts against its lessees or other debtors, to notices to such lessees or other debtors, to assignments and notices of assignments, financing statements or other public records or notices and all other instruments and documents, (d) to do any and all things necessary and take such actions in the name and on behalf of Borrower to carry out the intent of this Agreement, including, without limitation, the grant of the security interest granted under this Agreement and to perfect and protect the security interest granted to Secured Party in respect to the Collateral and Secured Party's rights created under this Agreement. Borrower agrees that neither Secured Party nor any of its agents, designees or attorneys-in-fact will be liable for any acts of commission or omission (other than for acts of commission or omission which constitute gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, nonappealable order), or for any error of judgment or mistake of fact or law in respect to the exercise of the power of attorney granted under this Section. The power of attorney granted under this Section shall be irrevocable during the term of this Agreement.

                 14. Notices. All notices provided for in this Agreement shall be in writing and shall be deemed to have been given when delivered personally or when deposited in the United States mail, registered or certified mail, return receipt requested and postage prepaid, addressed as follows, or to such other address as may hereafter be designated in writing by the respective parties hereto: if to Secured Party to 333 Broadway, Paducah, Kentucky 42001,
Attention: Commercial Lending Department, and if to Borrower, to the address of the principal place of business of Borrower listed at the end of this Agreement.

                 15. Applicable Law and Severability. It is the intention of the parties hereto that this Agreement is entered into pursuant to the provisions of the UCC. Any applicable provisions of the UCC, not specifically included herein, shall be deemed a part of this Agreement in the same manner as if set forth herein at length; and any provisions of this Agreement that might in any manner be in conflict with any provision of the UCC shall be deemed to be modified so as not to be inconsistent with the UCC. In all respects this Agreement and all transactions, assignments and transfers hereunder, and all the rights of the parties, shall be governed as to validity, construction, enforcement and in all other respects by the laws of the Commonwealth of Kentucky (without reference to conflict of law principles). To the extent any provision of this Agreement is not enforceable under applicable law, such provision shall be deemed null and void and shall have no effect on the remaining portions of this Agreement.

                 16. Successors and Assigns; Other Borrower's Obligations; Duration of Security Interest. This Agreement shall be binding upon and inure to the benefit of Borrower and Secured Party and their respective successors and assigns; provided, however, that Borrower may not assign any of its rights or delegate any of its obligations under this Agreement. This Agreement shall continue in full force and effect and the security interest granted hereby and all of the representations, warranties, covenants and agreements of Borrower hereunder and all of the terms, conditions and provisions hereof relating thereto shall continue to be fully operative until such time as (a) Borrower shall have paid or caused to be paid, or otherwise discharged, all of the Borrower's Obligations, (b) no Letters of Credit shall be outstanding and (c) there shall be no remaining commitment or obligation of Secured Party to advance funds or make loans to Borrower or to issue letters of credit for the account of Borrower under the Loan Agreement or any of the other Loan Documents. Borrower expressly agrees that to the extent a payment or payments to Secured Party, or any part thereof, are subsequently invalidated, declared to be void or voidable or set aside and are required to be repaid to a trustee, custodian, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

                 17. Consent to Jurisdiction; Waiver of Jury Trial. BORROWER IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY KENTUCKY STATE COURT OR ANY UNITED STATES OF AMERICA COURT SITTING IN THE WESTERN DISTRICT OF KENTUCKY (PADUCAH DIVISION), AS SECURED PARTY MAY ELECT, IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT TO SUCH SUIT, ACTION OR PROCEEDING MAY BE HELD AND DETERMINED IN ANY OF SUCH COURTS.
BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH BORROWER MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, AND BORROWER FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. BORROWER HEREBY EXPRESSLY WAIVES ALL RIGHTS OF ANY OTHER JURISDICTION WHICH BORROWER MAY NOW OR HEREAFTER HAVE BY REASON OF ITS PRESENT OR SUBSEQUENT DOMICILES. BORROWER AUTHORIZES THE SERVICE OF PROCESS UPON BORROWER BY REGISTERED MAIL SENT TO BORROWER AT ITS ADDRESS REFERRED TO IN SECTION 14. BORROWER AND SECURED PARTY IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION IN WHICH BORROWER AND SECURED PARTY ARE PARTIES RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

IN THE EVENT ANY OF THE BORROWER'S OBLIGATIONS SECURED HEREBY ARE PAYABLE ON DEMAND, NEITHER THIS AGREEMENT NOR ANYTHING CONTAINED HEREIN SHALL BE DEEMED TO ALTER OR IMPINGE UPON THE DEMAND CHARACTER OF SUCH OBLIGATION.

                 IN WITNESS WHEREOF, Borrower has executed this Security Agreement this 5th day of October, 1995.


                                                   FALCONITE, INC. (Borrower)


                                                   By: /s/ Michael A. Falconite
                                                      -------------------------------------------------------------------
                                                   Name:   Michael A. Falconite
                                                        -----------------------------------------------------------------
                                                   Title:  President
                                                         ----------------------------------------------------------------


                                                   Address of Principal Place of Business and Chief Executive Office of
                                                   Borrower and Location of Books and Records of Borrower:

                                                   2525 Wayne Sullivan Drive
                                                   Paducah, Kentucky  42003